Exhibit 99.2

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Exhibit 99.2

Fortress America Acquisition Corporation

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Proposed Acquisition of

Total Site Solutions & Vortech

June 7, 2006

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Stockholders of Fortress are advised to read, when available, Fortress’ preliminary proxy statement and definitive proxy statement in connection with Fortress’ solicitation of proxies for a special meeting of stockholders because they will contain important information.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of VTC L.L.C. doing business as Total Site Solutions (“TSS”) and Vortech L.L.C. (“Vortech”).  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Fortress America Acquisition Corporation, 4100 Fairfax Drive, Suite 1150, Arlington, VA 22203.  The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site www.sec.gov

Fortress and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Fortress stockholders to be held to approve the acquisition of Total Site Solutions and Vortech.  Information regarding Fortress’ directors and executive officers is available in its Form 10-KSB for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements.  No person other than Fortress has been authorized to give any information or to make any representations on behalf of Fortress or Total Site Solutions and Vortech in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Fortress.

FORWARD-LOOKING STATEMENTS

This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about Fortress, Total Site Solutions, Vortech and their combined business after completion of the proposed acquisition.  Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words “believes,” “expects,” “intends,” “may,” “will,” “should” or comparable terminology.  Such forward-looking statements are based upon the current beliefs and expectations of Fortress’, Total Site Solutions’ and Vortech’s management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.  The following factors, as well as other relevant risks detailed in Fortress’ filings with the U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in the forward-looking statements:

Fortress being a development stage company with no operating history;

Fortress’ dependence on key personnel, some of whom may not remain with Fortress following a business combination;

Risks that the acquisition of Total Site Solutions, Vortech or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors;

Fortress personnel allocating their time to other businesses and potentially having conflicts of interest with our business;

The ownership of Fortress’ securities being concentrated; and

Risks associated with the mission-critical sector in general and the homeland security sectors in particular.

We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation.  These forward-looking statements are subject to numerous risks, uncertainties and assumptions.  The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions.  We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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About Fortress America Acquisition Corporation

•            Established December 20, 2004 as a vehicle to effect a business combination with one or more operating businesses in the homeland security industry

•            IPO on July 13, 2005 (FAAC.OB)

•         Sold 7.8 million units at $6.00 each consisting of:

•      One common share of Fortress

•      Two common stock purchase warrants

•         Raised net proceeds of $43,183,521

•            $43,047,747 held in trust*

                  *  Includes $5.52 in liquidation per share as of March 31,2006.

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Business Combination

•            On June 5, 2006 Fortress entered into a definitive purchase agreement to acquire Total Site Solutions and Vortech--companies securing the critical infrastructure by providing mission-critical facility solutions

•            Transaction expected to close in early Fall 2006

•            Fortress will change its name to Fortress International Group (“FIG”) at closing

•            Combined entity to seek NASDAQ listing upon closing

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About Total Site Solutions & Vortech

•            Leading facilities system integrators focused on the mission-critical marketplace

•            Excellent platform companies to consolidate the global mission-critical marketplace

•            Both are headquartered in Maryland, with combined 110 employees (32% with security clearances) and 2 sales offices

Total Site Solutions

Engages in the planning, design, engineering, project management, system commissioning and facility management of critical facilities

Vortech

Performs design and installation of voice/data, electrical power, structured networks and security systems

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Proposed Transaction

Consideration - $38.5M

•            Cash $19 million

•            Common stock $11.5 million at the 20 day average $5.457 (up to 2,107,385 shares, as reduced by any debt assumed by FAAC)

•            Assumed debt — $161,000

•            Convertible Note - $8 million (6% interest — 5 year with interest only the first 2 years)

•         Convertible at any time after 6 months from closing by sellers into common stock at $7.50 per share

•         Automatically convertible after 6 months from closing if average share price (at least 20 consecutive trading days) equals or exceeds $7.50 per share

Approximately 5.7 times adjusted 2005 EBITDA as defined on slide 15

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Proposed Transaction

•            Earnout / Incentivized Management

•         Through July 13, 2008, owners of TSS and Vortech will be eligible for $10 million in stock* earn-out based upon the following:

•      $1M if share price** average is above $9

•      $2M if share price average is above $10

•      $3M if share price average is above $12

•      $4M if share price average is above $14

•            All shares issued to sellers will be subject to a Fortress lock-up through July 13, 2008

•            500,000 shares issued to each of the sellers at closing subject to forfeiture if that seller is not employed through July 13, 2008

•            485,252 shares issued to key employees subject to forfeiture and reversion to sellers if they are not employed 3 years from the closing date

•            3 year agreements with Key Executives (including Weiss/McMillen)

*Earnout subject to forfeiture if owners are not employed through July 13, 2008.

**Share price average determined for any 60 consecutive trading days from closing through July 13, 2008.

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Post-Acquisition Capitalization Table

Holder	Shares		% Ownership
Seller/Key Employee Shares	2,107,385		18	*
FAAC Management	1,750,000		15
FAAC Investors	7,800,000	**	67
TOTALS	11,657,385		100.0

*Does not include earnout or warrant shares and subject to reduction for up to $161,000 of debt.

**Assumes 100% acceptance of transaction.

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Investor Considerations

•            Very large and growing market

•            Barriers to entry

•            Financial strength

•            Comprehensive services offering

•            Organic growth and strategic acquisitions to develop stockholder value

•            Experienced and motivated management team

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We Live in a Dangerous World with Many
Threats & Vulnerabilities

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Eliminate the Threats & Vulnerabilities with
Total Site Solutions & Vortech

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Mission Critical Environments

Site: Physical location defined by perimeter boundary

Facility: Specific building housing critical operations staff & equipment

[CHART]	Infrastructure: Key service delivery components that are life blood of operation: - Electrical Power - Telecommunications - Cooling/Ventilation - Security - Fire Protection

Staff: Trained mission-critical staff

Mission — Intent & purpose of the operation

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Mission-Critical Industries

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Mission-Critical Industry Drivers

HOMELAND SECURITY	National priority to protect critical infrastructure
SARBANES OXLEY	Financial data must be secure and available
SAS 70**	Adequate contents & safeguards when hosting
HIPPA*	Health & personal records must be secure Life safety data must be available
GENERAL BUSINESS CONTINUITY REQUIREMENTS	Business owners & managers must protect assets against corruption & loss
INSURANCE INDUSTRY REQUIREMENTS	Financial & claim record protection. Facility & infrastructure requirements for insured parties

*      Health Insurance Portability and Accountability Act of 1996

**    Statement of Accounting Standard (SAS 70)

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Barriers to Entry

•            PEOPLE

•         Proven Entity: Companies compete on reputation and past experience.

•         Industry Focus: Mission-Critical Infrastructure is our business.

•            TECHNOLOGY

•         Process & Methodology: Tried and Proven procedures for Planning, Designing, Building, Commissioning and Maintaining.

•         Specialized Expertise: Offering unsurpassed expertise in the electrical, mechanical, fire protection, building automation, telecommunications and security systems that are a facility’s lifeblood.

•            SECURITY

•         Clearances: Security clearances required for government business are difficult to obtain.

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Significant Financial Growth

Year over Year Revenue	Quarterly Comparisons
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Significant Financial Growth (continued)

Adjusted EBITDA*

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*EBITDA, a measure sometimes used to measure performance, is defined as net income (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization.  EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operational activities as a measure of liquidity.  As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain items that are, in our judgment, either non-recurring or, for other reasons, not expected to be reflected in the performance of Total Site Solutions and Vortech after closing of the acquisition.  Adjusted EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Total Site Solutions and Vortech.

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Financial Strength

•            Strong operating performance

•         2005 revenues  -  $58.6M

•         Adjusted EBITDA margin  -  11.6%

•         Goal — 50% recurring services revenue in 5 years

•            Solid Financial Position

•         $24M cash

•         $20M borrowing capacity

•         Strong bonding capacity

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Comprehensive Services Offering

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Client Cycle

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Acquisition Factors

THE CONSOLIDATION OPPORTUNITY

Growth:

•                  Rapidly growing mission-critical market

Single Source:

•                  Many niche players without full complement of services

•                  Fragmented market with no clearly defined leader

Competitive:

•                  Increased difficulty for smaller companies to win large government and private sector contracts

•                  No “pure” public player—only divisions of large companies

Timing and Experience:

•                  The timing is optimal for a well-financed, experienced team to consolidate the mission-critical market

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Acquisition Factors

Seek acquisitions at accretive EBITDA multiples in mission-critical domains

Geography	Customers	Functionality	Similar

• Boston • New York • Atlanta • Miami • Chicago • San Francisco • Los Angeles • Dallas • Houston • Seattle	Acquire • IT Technology mission-critical firms • Design/build mission-critical firms • Specialized engineering firms • Under $20M in revenues	Acquire • Network Operations Centers (NOCs) • Firms providing perimeter security solutions (access control, surveillance, sensors, intrusion, anti-terrorism force protection)	Acquire • fully integrated mission-critical firms with only regional focus/fragmented market

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Chairs

Harvey L. Weiss  - Chairman

•                  Senior Executive with 25+ years in security-related field with strong IT background

•                  President of Trusted Information Systems, completed successful IPO, purchased $10M intrusion detection company, sold to Network Associates for $300M (1996-1998)

•                  CEO/Board Member of Global Integrity, a security consulting firm, sold for $105M (1999-2001)

•                  President of Engineering Solutions, a biometrics integration firm;  reached $40M revenues (2000-2002)

•                  CEO/President of Systems Detection, a security data mining firm (2002-2004)

•                  CEO of Fortress America Acquisition Corp (2004-2006)

C. Thomas McMillen — Vice Chairman

•                  U.S. Congressman (1987-1993)

•                  Presidential Appointee (1993-1998)

•                  Co-founder & former CEO of GlobalSecure Corp, Ltd (homeland security consolidator)  (2003-2004)

•                  Chairman of Fortress America Acquisition Corp (2004-2006)

•                  CEO of Homeland Security Capital Corporation (homeland security investment company)      (2005-2006)

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CEO

Thomas P. Rosato

•                  Senior Executive (CPA) with over 25 years of experience in operating and managing mission-critical service businesses, building over $1B in projects.

•                  Certified Public Accountant and Auditor — Coopers & Lybrand (1973-1979).

•                  CFO and Chief Operating Officer — Com-Site Enterprises (1980-1995), a mission- critical specialty services firm.  Mr. Rosato Operated this company with current co-owner Gerard Gallagher and grew business to a $90M services firm.

•                  Founder and President - Commercial Air, Power & Cable, Inc. (1995-1998).  Mr. Rosato created a division called Total Site Solutions with current co-owner Gerard Gallagher and sold the company to Group Maintenance of America, a consolidator in the mechanical and electrical services business.

•                  President - Group Maintenance of America/Encompass Services Corporation, National Accounts Division (1998-2001).  The division grew from $0 to $180M in three years.  Specializing in mission-critical design build services for Encompass; developing multiple data centers and communication sites nationwide.

•                  Co-Founder & Chairman — Total Site Solutions (2002-present).  Mr. Rosato repurchased assets from Encompass and began rebuilding Total Site Solutions with co-owner Gerard Gallagher to its current size and status.

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President

Gerard J. Gallagher

•                  Senior Executive, with over 25 years in mission-critical fields

•                  Senior VP of Engineering and Sales of Com-Site International, a mission-critical facilities firm.  Mr. Gallagher operated this company with current co-owner Mr. Rosato and grew business to $90M in revenues (1980-1991)

•                  Chief of Facilities Operations and Security of International Monetary Fund (1991-1997)

•                  President of Total Site Solutions, a Division of Commercial Air, Power & Cable, Inc. (1997-1998), a mission-critical service provider specializing in planning, designing, building of specialized facilities.  Mr. Gallagher operated this division with co-owner Mr. Rosato and sold the company to Group Maintenance of America Corp.

•                  President of Total Site Solutions a division of Encompass Services Corp, specializing in mission-critical facilities (1998-2001)

•                  Co-founder & CEO/President of Total Site Solutions, repurchased assets from Encompass and began rebuilding Total Site Solutions with co-owner Mr. Rosato (2003-present)

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Investor Considerations

•            Very large and growing market

•            High barriers to entry

•            Financial strength

•            Comprehensive services offering

•            Experienced and motivated management team

•            Organic growth and strategic acquisitions to develop stockholder value

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